UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

CENTER COAST CORE MLP FUND I, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTER COAST CORE MLP FUND I, LLC

c/o Center Coast Capital Advisors, LP

1100 Louisiana Street, Suite 5025

Houston, Texas 77002

August 1, 2014

Dear Member:

We are writing to inform you of the upcoming special meeting of the members (the “Meeting”) of the Center Coast Core MLP Fund I, LLC (the “Fund”) to vote on the following important proposal:

Proposal: Approval of the election of four nominees to the Board of Managers of the Fund (the “Board”)

and the transaction of such other business as may properly come before the Meeting and any adjournments or postponements thereof.

As discussed in more detail in the enclosed Proxy Statement, the Fund’s members (“Members”) are being asked to vote on a proposal to approve the election of four nominees to the Board.

The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposal. The Proxy Statement provides greater detail about the proposal, why it is being made and how it applies to the Fund.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card.

•  Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•  In person: Attend the Meeting on August 27, 2014.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend Meeting of Members, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the Meeting, we may contact yo for your vote. Thank you for your response and for your continued investment in the Fund.

Respectfully,

/s/ Dan C. Tutcher

Dan C. Tutcher
President

Center Coast Core MLP Fund I, LLC

IMPORTANT INFORMATION
FOR MEMBERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matter affecting the Fund that requires a vote of Members.

Questions & Answers

Q.  Why am I receiving this proxy statement?

A.  The Members of the Fund are being asked to vote on a proposal to elect four nominees to the Board.

Q. Who are the nominees for election to the Board of Managers?

A. Standing for election to the Board are four nominees: Michael F. Curran, James Edward Jones, Alfred J. Moran and Dan C. Tutcher. None of the nominees are currently members of the Board. Information about each of the nominees is set forth in the Proxy Statement.

Q. How many of the nominees will be Independent Managers if elected?

A. If elected by Members, three of the four nominees will not be “interested persons” of the Fund (“Independent Managers”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Independent Managers have no affiliation with the Fund, apart from any personal investments they choose to make in the Fund as private individuals. Independent Managers play a critical role in overseeing Fund operations and representing the interests of Members.

Mr. Tutcher would be considered an “interested person” of the Fund, as that term is defined in the 1940 Act, and is referred to as an “Interested Manager.” Mr. Tutcher would be an “Interested Manager” of the Fund by virtue of his position as an officer of Center Coast Capital Advisors, LP, the Fund’s investment adviser (the “Advisor”), and certain of its affiliates.

Q. How long will each Manager serve?

A. If elected, each nominee may serve on the Board until he is removed, resigns or is subject to various disabling events such as death or incapacity. A Manager may resign upon written notice to the Board and may be removed either by a vote of two-thirds of the Board members not subject to the removal vote or by Members holding not less than two-thirds of the total number of votes eligible to be cast by all of the Members.

Q.  How does the Board recommend that I vote?

A.  The Board is seeking your vote on the proposal without issuing a recommendation.

Q.  Will the Fund pay for the proxy solicitation and related costs?

A.  No. These costs will be borne by the Advisor.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Center Coast Capital Advisors, LP, 1100 Louisiana Street, Suite 5025, Houston, Texas 77002, on August 27, 2014 at 10:00 a.m., Central time.

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Q. Do I have to attend the Meeting in order to vote my units of limited liability company interests in the Fund (“Units”)?

A. No. You can simply mail in the enclosed proxy card(s) or use the telephone procedures for voting as set forth below.

Q.  How can I vote my Units?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

•  By mail, using the enclosed proxy card(s) and return envelope;

•  By telephone (automated service), using the toll-free number on the enclosed proxy card(s); or

•  In person at the Meeting.

Q.  Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please contact the Advisor at 713-759-1400 or investor_relations@centercoastcap.com.

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CENTER COAST CORE MLP FUND I, LLC

c/o Center Coast Capital Advisors, LP

1100 Louisiana Street, Suite 5025

Houston, Texas 77002

NOTICE OF SPECIAL MEETING OF MEMBERS

Notice is hereby given that a special meeting of members (the “Meeting”) of the Center Coast Core MLP Fund I, LLC (the “Fund”) will be held at the offices of Center Coast Capital Advisors, LP, 1100 Louisiana Street, Suite 5025, Houston, Texas 77002, on August 27, 2014 at 10:00 a.m., Central time, to vote on the following important proposal:

Proposal:   Approval of the election of four nominees to the Board of Managers of the Fund (the “Board”)

and the transaction of such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board is seeking your vote on the proposal without issuing a recommendation.

Holders of record of units of limited liability company interests (“Units”) of the Fund at the close of business on July 22, 2014 (the “Record Date”) are entitled to vote at the Meeting, and at any adjournments or postponements thereof, with respect to the proposal. Members are entitled to a number of votes equivalent to the Member’s “Investment Percentage” as of the Record Date. “Investment Percentage” means the percentage of the Units owned by each Member of the total Units of the Fund.

The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date will constitute a quorum at the Meeting.

By Order of the Board of Managers,

/s/ Dan C. Tutcher

Dan C. Tutcher
President

Houston, Texas
July 31, 2014

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

Each Member’s vote is vital. We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote in person at that time, you will still be able to do so.

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August 1, 2014

CENTER COAST CORE MLP FUND I, LLC

c/o Center Coast Capital Advisors, LP

1100 Louisiana Street, Suite 5025

Houston, Texas 77002

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Managers of the Center Coast Core MLP Fund I, LLC (the “Fund”) for voting at a special meeting (the “Meeting”) of members of the Fund (“Members”) to be held on August 27, 2014 at 10:00 a.m., Central time, at the offices of Center Coast Capital Advisors, LP, 1100 Louisiana Street, Suite 5025, Houston, Texas 77002. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company and organized as a Delaware limited liability company. As used in this Proxy Statement, units of limited liability company interests of the Fund are referred to as “Units”.

This Proxy Statement and the enclosed proxy card are expected to be distributed to Members on or about August 1, 2014. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview. A copy of the Proxy Statement is available on the website of the Fund’s investment adviser, Center Coast Capital Advisors, LP (the “Advisor”), at www.centercoastcap.com.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Advisor. In addition to the solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter or other electronic means.

A proxy card is enclosed with respect to the Units you own in the Fund. If you return a properly executed proxy card, the investment represented by it will be voted at the Meeting in accordance with the included instructions. Members are entitled to a number of votes equivalent to the Member’s “Investment Percentage” as of a record date. “Investment Percentage” means the percentage of Units owned by each Member of the total Units of the Fund. If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy card and mail it in the enclosed reply envelope or vote by telephone as described on the proxy card.

Members are being asked to vote on the following proposal:

Proposal: Approval of the election of four nominees to the Board of Managers of the Fund (the “Board”)

and the transaction of such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Any Member giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

For a free copy of the Fund’s annual report for the fiscal year ended November 30, 2013 or the Fund’s most recent semi-annual report for the period ended May 31, 2014 write to the Advisor at Center Coast Capital Advisors, LP, 1100 Louisiana Street, Suite 5025, Houston, Texas 77002 or call the Fund at (855) 552-5200. You can also obtain a copy of the annual and semi-annual reports of the Fund at the following website: www.centercoastcap.com.

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THE PROPOSAL

APPROVAL OF ELECTION OF FOUR NOMINEES TO THE BOARD

The Fund’s Board neither recommends nor opposes the approval of the election of the nominees to the Board.

At the Meeting, Members will be asked to elect four Managers who, if elected, will constitute the entire Board of the Fund. Currently, the Board consists of three members, none of whom are proposed for election.

At a special telephonic meeting of the Board held on July 21, 2014, the Advisor requested that the Board submit the approval of the election to the Board of Michael F. Curran, James Edward Jones, Alfred J. Moran and Dan C. Tutcher to Members. The Advisor noted that Messrs. Curran, Jones, Moran and Tutcher currently serve on the Board of Trustees of Center Coast MLP & Infrastructure Fund, a closed-end investment company that is also advised by the Advisor, and stated that the Advisor believes that it would be more efficient if the Board of the Fund and the Board of Trustees of Center Coast MLP & Infrastructure Fund were identical.

In determining to submit the approval of the election to the Board of Messrs. Curran, Jones, Moran and Tutcher to Members, the Board considered the experience, qualifications, attributes and skills of each nominee, as more fully described below. The Board noted that, as of March 31, 2014, affiliates of the Advisor held approximately 32.77% of the Fund’s Units. The Board also noted that HRC Fund Associates, LLC (“HRC”) currently receives a fee from the Advisor ranging from 25% to 50% of the investment management fee and servicing fees paid by the Fund to the Advisor, net of certain expenses, in consideration of the services provided by HRC in connection with the sale of Units and/or the services provided to Unit holders pursuant to a marketing agreement. In addition, pursuant to a wholesaling agreement between the Fund’s distributor and HRC, amounts in excess of fees paid to financial intermediaries by the Fund’s distributor are used to reimburse HRC for expenses related to ongoing marketing and support services to dealer platforms. The Board noted that these payments from the Advisor to HRC were expected to continue and that, as of March 31, 2014, affiliates of HRC held approximately 24.2% of the Fund’s Units. The Board determined that although the LLC Agreement provides that those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers, that the approval of the election to the Board of each of Messrs. Curran, Jones, Moran and Tutcher would also require the affirmative vote of Members who are not employees, officers or directors of the Advisor or HRC ("Unaffiliated Members") holding a majority of the total number of votes eligible to be cast by Unaffiliated Members.

If approved by Members at the Meeting, or at a postponement or adjournment of the Meeting, Messrs. Curran, Jones, Moran and Tutcher each will begin serving as a member of the Board immediately following the Meeting, or such postponement or adjournment, and until he is removed, resigns or is subject to various disabling events such as death or incapacity, as provided in the Fund’s limited liability company agreement (“LLC Agreement”). The current Board members would resign at such time as Messrs. Curran, Jones, Moran and Tutcher begin serving as members of the Board.

Each nominee has consented to being named in this Proxy Statement and to serve if elected. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee or nominees as the Board may recommend, unless a decision is made to reduce the number of Managers.

The following table sets forth the nominees for election as Managers of the Funds, their ages, principal occupations for the past five or more years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or are registered as investment companies under the 1940 Act, and the number of portfolios in the Fund Complex that they will oversee if elected. The Fund Complex consists of the Fund, Center Coast Core MLP Fund II, LLC, and Center Coast MLP & Infrastructure Fund. The term of office for each manger will be indefinite, until

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he is removed, resigns or is subject to various disabling events such as death or incapacity, as provided in the LLC Agreement. Each nominee may be contacted in writing, c/o Center Coast Capital Advisors, LP, 1100 Louisiana Street, Suite 5025, Houston, Texas 77002. Managers who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Managers.” Managers who are deemed to be “interested persons” of the Fund are referred to as “Interested Managers.” All of the nominees except for Dan C. Tutcher will be Independent Managers if elected by Members. Information concerning the names, ages, positions with the Funds, length of time served as an officer, current affiliations, and principal occupations of the principal officers of the Funds is also set out below. With respect to term of office, officers of the Funds are elected by the Board and, subject to the earlier termination of office, each officer holds office until his successor is elected and qualified.

INDEPENDENT MANAGER NOMINEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER(1)
Michael F. Curran Year of Birth: 1940 2001 Kirby Dr. Suite 240 Houston, TX 77019	Manager Nominee	N/A	Chairman of Curran Holdings, Inc., (Investments) (2007-present). Formerly, Chairman, President and Chief Executive Officer of Willbros Group, Inc. (2002- 2007).	3
James Edward Jones Year of Birth: 1954 1100 Louisiana St. Suite 5025 Houston, TX 77002	Manager Nominee	N/A	President & CFO of Elk River Resources (2013-present). Formerly, Managing Partner of Torch Partners LLC/Torch Securities LLC (2004- 2013). Director of The J.E. and L.E. Mabee Foundation (2004-present).	3
Alfred J. Moran Year of Birth: 1943 1100 Louisiana St. Suite 5025 Houston, TX 77002	Manager Nominee	N/A	Chairman and Chief Executive Officer of the Moran Group (Management Consulting) (2003-present). Formerly, Director of Administration and Regulatory Affairs of the City of Houston (2008-2013). Director of the National Association of Corporate Directors; Peach Outreach, M.D. Anderson Uterine Cancer Fund. Director of Cornell Companies, Inc. (2005 - 2010). Formerly, director of Strome Investment Management, L.P. (2004 - 2006); Docutec/Emprint Solutions, Inc. (1970 - 2005).	3
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INTERESTED MANAGER NOMINEE AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER(1)
Dan Tutcher* Year of Birth: 1949 1100 Louisiana St. Suite 5025 Houston, TX 77002	President Manager Nominee	Since Inception N/A	Founder, Principal and Portfolio Manager of Center Coast Capital Advisors, L.P. (2007-present). Formerly, President of Enbridge Energy Company, Inc.; President and Director of Enbridge Energy Partners, L.P.; Enbridge Energy Management L.L.C.; and group Vice President of Transportation South for Enbridge Inc. (2001-2007). Director of Enbridge, Inc. (2006 – present). Formerly, director of Sterling Bancshares (2005-2011).	3
William H. Bauch Year of Birth: 1961 1100 Louisiana St. Suite 5025 Houston, TX 77002	Treasurer	Since 2013	Chief Financial Officer and Chief Compliance Officer of Center Coast Capital Advisors, L.P. (2012-present). Formerly, Senior Partner of Korn/Ferry International (2006-2012).	N/A
John Canning Year of Birth: 1970 1100 Louisiana St. Suite 5025 Houston, TX 77002	Chief Compliance Officer	Since Inception	Managing Director of Cipperman Compliance Services, LLC (2011-present). Formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).	N/A
Benjamin Schmidt Year of Birth: 1976 c/o UMB Fund Services, Inc. 803 W Michigan Milwaukee, WI 53233	Secretary	Since Inception	Assistant Vice President Fund Administration, UMB Fund Services, Inc. (2000-present).	N/A
(1)	The Fund Complex consists of the Fund, Center Coast Core MLP Fund II, LLC and Center Coast MLP & Infrastructure Fund. Each nominee currently serves on the Board of Trustees of the Center Coast MLP & Infrastructure Fund and is nominated as a Manager to Board and the Board of Managers of Center Coast Core MLP Fund II, LLC.
*	Mr. Tutcher is an interested person of the Fund because of his position as an officer of the Advisor and certain of its affiliates.

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Nominee Experience, Qualifications, Attributes and/or Skills and the Basis on which Nominees are Evaluated

The Board believes that the significance of each nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Manager may not have the same value for another) and that these factors are best evaluated at the Board level, with no single nominee, or particular factor, being controlling. The Board determined that each of the nominees is qualified to serve as a Manager of the Fund based on a review of the experience, qualifications, attributes and skills of each nominee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting Member interests and to interact effectively with the other Managers, the Adviser, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Manager. The Board generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of such Board, but has not adopted any specific policy in this regard. Each nominee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields; educational background and professional training; and experience as a trustee to another fund in the Fund Complex. Information as of July 17, 2014, indicating the specific experience, skills, attributes and qualifications of each nominee, which led to the Board’s determination that the nominee is qualified to serve as a Manager, is provided below.

Michael F. Curran. Through Mr. Curran’s 44 years of diversified experience in the domestic and international pipeline construction industry, including as chairman of the board, president and chief executive officer of public and private pipeline construction companies, Mr. Curran has extensive experience with the types of assets in which the Fund will invest and is experienced in financial, regulatory and investment matters.

James Edward Jones. Through Mr. Jones’s extensive experience in banking, including as managing partner of a broker dealer and as chairman, president and chief executive officer of a commercial bank, Mr. Jones has significant experience in financial matters related to the energy industry and is experienced in financial, regulatory and investment matters.

Alfred J. Moran. Through Mr. Moran’s experience as chief executive officer, corporate director, government official and change management consultant, including seven chief financial officer positions, two chief operating officer positions, two NYSE listed company directorships, four public company directorships and five private company directorships, Mr. Moran is experienced in financial, regulatory and investment matters.

Dan C. Tutcher. Through Mr. Tutcher’s 40 years of experience owning and operating midstream energy assets and as founder and principal of the Advisor, including his serving as president of three public companies and a director of four public companies, Mr. Tutcher has extensive experience with the types of assets in which the Fund will invest and is experienced in financial, regulatory and investment matters.

LEADERSHIP STRUCTURE AND OVERSIGHT RESPONSIBILITIES

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Advisor to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Advisor and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the LLC Agreement. The Board is currently composed of three members, two of whom are Independent Managers. The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic

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meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Managers have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Managers meet with their independent legal counsel during each quarterly in-person board meeting. As described below, the Board has established a Valuation Committee, an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has currently appointed Victor Fontana, an Interested Manager, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Advisor, other service providers, counsel and other Managers generally between meetings. The Chairman serves as a key point person for dealings between management and the Managers. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has not appointed a lead Independent Manager. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Managers and the full Board in a manner that enhances effective oversight. Dan C. Tutcher currently serves in the role of Chairman of the Board of Trustees of the Center Coast MLP & Infrastructure Fund, and it is expected that Dan C. Tutcher will also be appointed Chairman of the Board if the nominees are elected.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and are addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Advisor and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Advisor and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Advisor and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”) and the Advisor, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor, sponsor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

COMMITTEES OF THE BOARD

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Managers. During the fiscal year ended November 30, 2013, the Audit Committee held two meetings. The Audit Committee Charter is not available on the Fund’s website. The Audit Committee Charter is attached as Appendix A to this Proxy Statement.

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Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Managers of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Members for election. In performing its responsibilities, the Nominating Committee considers candidates recommended by management of the Fund and by Members and evaluate them both in a similar manner, as long as the recommendation submitted by a Member includes at a minimum: the name, address and telephone number of the recommending Member and information concerning the Member’s interests in the Fund in sufficient detail to establish that the Member held Units on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a Manager. The Nominating Committee may solicit candidates to serve as Managers from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Managers. During the fiscal year ended November 30, 2013, the Nominating Committee did not hold any meetings. Each nominee was reviewed by the Nominating Committee. The Nominating Committee Charter is not available on the Fund’s website. The Nominating Committee Charter is attached as Appendix B to this Proxy Statement.

Valuation Committee

The Board has formed a Valuation Committee that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board and is responsible for carrying out the provisions of its charter. The Valuation Committee currently consists of each of the Fund’s Managers. During the fiscal year ended November 30, 2013, the Valuation Committee did not hold any meetings.

OWNERSHIP OF UNITS

Set forth in the tables below is the dollar range of the beneficial shares owned by each nominee and each Manager as of April 1, 2014 in the Fund.

Name of Manager	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager within the Family of Investment Companies*
INDEPENDENT MANAGERS
David G. Lee	None	None
Robert Seyferth	None	None
INTERESTED MANAGERS
Victor Fontana	Over $100,000	Over $100,000

*The Family of Investment Companies is composed of the Fund, Center Coast Core MLP Fund II, LLC, Aetna Multi-Strategy 1099 Fund and Infinity Core Alternative Fund.

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Name of Manager Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager Nominee within the Family of Investment Companies*
INDEPENDENT MANAGER NOMINEES
Michael F. Curran	None	Over $100,000
James Edward Jones	None	$10,001 - $50,000
Alfred F. Moran	None	$10,001- $50,000
INTERESTED MANAGER NOMINEE
Dan C. Tutcher	Over $100,000	Over $100,000

*The Family of Investment Companies is composed the Fund, Center Coast Core MLP Fund II, LLC and Center Coast MLP & Infrastructure Fund.

As of July 17, 2014, none of the Independent Managers or Independent Manager nominees (or their immediate family members) owned securities of the Advisor, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Advisor.

MANAGER COMPENSATION

In consideration of the services rendered by the Independent Managers, the Fund pays each Independent Manager a retainer of $10,000 per year. Interested Managers are not separately compensated by the Fund.

ADDITIONAL INFORMATION

Record Date. Only Members of record of the Fund at the close of business on the Record Date, which is July 22, 2014, will be entitled to vote at the Meeting and at any adjournment or postponement thereof. As of the Record Date, there were approximately 4773.67 issued and outstanding Units of the Fund. Each Member will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, a number of votes equivalent to the Member’s “Investment Percentage” as of the Record Date. “Investment Percentage” means a percentage established for each Member on the Fund’s books determined by dividing the number of Units owned by such Member by the number of Units owned by all of the Members.

Required Vote and Voting Information. Those candidates receiving the affirmative vote of Unaffiliated Members holding a majority of the total number of votes eligible to be cast by Unaffiliated Members as of the Record Date will be elected as Managers. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date will constitute a quorum at the Meeting. For purposes of determining the presence of a quorum, abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as present. Abstentions and broker non-votes have the effect of a negative vote.

In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.

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Other Matters. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Members arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its Members.

Principal Holders of the Fund’s Units. As of July 15, 2014, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the Units.

Investor Name	Address	Percentage of Shares Owned
Charles Schwab & Co Inc. FBO Charles B. Lebovitz	2030 Hamilton Place Blvd, Suite 500 Chattanooga, TN 37421	9.098%
Jeffrey R. Vaninwegen and Nancy Vaninwegen, JTWROS	511 Hampton Hill Road Franklin Lakes, NJ 07417	5.123%
Magic Interests, LTD	1 Shadder Way Houston, TX 77019	24.797%
SunTrust Inc. FBO Raymond A. Hill III	905 Shadow Ridge Road Franklin Lakes, NJ 07417	10.678%
Teri A. Daniels	2075 Vine Drive Merrick, NY 11566	5.384%

Security Ownership of Management. As of April 1, 2014, the Fund’s Managers and officers owned, in aggregate, approximately 35.03% of the Fund.

Administrator and Distributor. UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Fund’s administrator and Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Fund’s principal underwriter.

Audit Committee Report. For the fiscal year ended November 30, 2013, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also met with the Fund’s independent registered public accounting firm, Rothstein, Kass & Company (“Rothstein Kass”), and discussed with it certain matters required by the Statement on Auditing Standards No. 61, as amended, which includes, among other items, matters related to the conduct of the audit of the Fund’s financial statements.

The Audit Committee received the written disclosures and the letter from Rothstein Kass required by applicable requirements of the Public Company Accounting Oversight Board regarding Rothstein Kass’s communications with the Audit Committee concerning independence and discussed with Rothstein Kass its independence from the Fund.

Based on such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s annual report to Members for the fiscal year ended November 30, 2013 for filing with the SEC.

Independent Registered Public Accounting Firm. KPMG, LLP has been selected as independent registered public accounting firm of the Fund, KPMG LLP is the successor to Rothstein Kass, which had served as the Fund’s independent registered public accounting firm for at least the last two fiscal years of the Fund. KPMG LLP examines annual financial statements for the Fund and reviews regulatory filings that include those financial statements. Representatives of KPMG LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available to answer appropriate questions.

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Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Rothstein Kass for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,500 for 2012 and $22,500 for 2013.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by Rothstein Kass that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under Audit Fees are $0 for 2012 and $0 for 2013.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Rothstein Kass for tax compliance, tax advice, and tax planning are $0 for 2012 and $0 for 2013.

 All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by Deloitte, other than the services reported above were $0 for 2012 and $0 for 2013.

Pre-approval Policies and Procedures; Adviser Affiliates

The Board’s Audit Committee must pre-approve the audit and non-audit services of the independent auditor prior to the independent auditor’s engagement. The Fund did not pay any “audit-related fees,” “tax fees” or “all other fees,” as described above.

The percentage of hours expended on Rothstein Kass’s engagement to audit the Fund’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than Rothstein Kass’s full-time, permanent employees was less than fifty percent.

The aggregate non-audit fees billed by Rothstein Kass for services rendered to the Fund and rendered to the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund for each of the last two fiscal years was $0 for 2012 and $0 for 2013.

The Audit Committee of the Board has considered whether the provision of non-audit services that were rendered to the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Member Proposals and Procedures for Member Communications with the Board. The Fund is not required to hold annual meetings of Members and currently does not intend to hold meetings unless Member action is required under the 1940 Act. Due to the limited number of Members in the Fund, the Board has not adopted formal procedures for Member communications with the Board. Any Member proposal for any future meetings of Members must be submitted to the Fund within a reasonable time before the Fund begins to print and mail proxy materials for such meeting.

Dated: August 1, 2014

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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APPENDIX A

AUDIT COMMITTEE CHARTER

Pursuant to Article IV, Section 4.1 of the Declaration of Fund of Center Coast Core MLP Fund I, LLC and Center Coast Core MLP Fund II, LLC (the “Funds”), the Board of Managers (the “Board”) of the Funds hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Funds. The Board further adopts the following as the governing principles of the Committee.

Membership.

The Committee shall consist of each member of the Board who is not an “interested person” of the Funds (a “disinterested Manager”) as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”); provided, however, that no disinterested Manager shall serve on the Committee if he or she has accepted any compensation from the Funds, its Advisor, any affiliated person of the Funds, or any affiliated person of such a person, other than in his or her capacity as a member of the Board, a member of the Committee, or a member of any other committee of the Board. The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

Principal Responsibilities.

The principal responsibilities of the Committee shall include:

•      Recommending which firm to engage as the Funds’ independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

•      Reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and its independence.

•      Pre-approving all audit and permitted non-audit services the independent auditor provides to the Funds, and all services that the independent auditor provides to the Funds’ Advisor(s) and Advisor affiliates (whether or not directly related to the Funds’ operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another Advisor, and (b) de minimis non-audit services, shall not require pre-approval.

•      Serving as a channel of communication between the independent auditor and the Board.

•      Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Funds that are material to the Funds as a whole, if any, and management’s responses to any such reports.

•      Reviewing any significant disputes between the Funds’ management and the independent auditor that arose in connection with the preparation of the Funds’ audited financial statements and any unusual circumstances reflected in those financial statements.

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•      Considering, in consultation with the independent auditor and the Funds’ senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Funds’ internal financial controls.

•      Reviewing, in consultation with the Funds’ independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements.

•      Reviewing the procedures employed by the Funds in preparing published financial statements and related management commentaries.

•      Reviewing and, where warranted, investigating allegations of misconduct affecting the Funds’ accounting, auditing or financial reporting operations, where such allegations are either brought to the Committee’s attention in writing or are otherwise actually known, or the Committee suspects such misconduct.

The function of the Committee is oversight. The Funds’ management is responsible for (i) the preparation, presentation and integrity of the Funds’ financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Funds’ independent auditor is responsible for planning and carrying out a proper audit and review.

Recommendation of Independent Auditors.

In connection with the selection of the Funds’ independent auditor, the Committee shall consider the auditor’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Funds’ internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Operation of the Committee.

•      The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

•      The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or Funds management.

•      The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Funds.

•      The Committee shall periodically review all procedures adopted by the Funds relating to the Funds’ financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Funds’ net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Funds.

Effective: May 26, 2011

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APPENDIX B

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of the Board of Managers of the Center Coast Core MLP Fund I, LLC and Center Coast Core MLP Fund II, LLC (the “Funds”) shall consist of such Managers of the Funds as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Managers”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Managers and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Managers, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Funds’ Advisor and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the Act that might impair independence (e.g., business, financial or family relationships with the Funds’ Advisor or other service providers). Persons selected as Independent Managers must not be “interested persons” as defined under the Act. Specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall accept and review shareholder nominations for Managers. A shareholder nomination for Director may be submitted to the Funds by sending the nomination to the Funds’ Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Any changes to the shareholder nomination procedures shall be approved by the Board of Managers, including a majority of its Independent Managers, and reported on the Funds’ next filing on Form N-CSR.

The Committee shall meet as requested by the Funds’ Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust. The Committee shall report all of its actions to the Board of Managers at its next meeting following such actions. The Committee shall review this Charter from time to time as it deems appropriate, and recommend any changes to the full Board of Managers.

Effective: May 26, 2011

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TWO EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.

2) Call [_______________].

3) Follow the recorded instructions.

4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE, DO NOT MAIL YOUR CARD.

PROXY

Center Coast Core MLP Fund I, LLC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS, WHICH NEITHER RECOMMENDS NOR OPPOSES THE APPROVAL OF THE ELECTION OF THE NOMINEES TO THE BOARD.

SPECIAL MEETING OF MEMBERS

August 27, 2014

This Proxy is solicited on behalf of the Board of Managers of the Center Coast Core MLP Fund I, LLC (the “Fund”) for the Special Meeting of Members (the “Meeting”) and related to the proposal with respect to the Fund. The undersigned hereby appoints William H. Bauch, Robert T. Chisholm and Rachel Hollowell, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all units of limited liability company interests (“Units”) of the Fund which the undersigned is entitled to vote at the Meeting to be held at 10:00 a.m. (Central time), on August 27, 2014, at the offices of Center Coast Capital Advisors, LP, 1100 Louisiana Street, Suite 5025, Houston, Texas 77002, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE UNITS REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF MEMBERS AND THE PROXY STATEMENT, DATED AUGUST 1, 2014, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________________, ______________

________________________________________________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If Units are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN,
DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

		FOR	WITHHOLD	FOR ALL
Proposal 1: To approve the election of four nominees to the Board of Managers of the Fund.		ALL	ALL	EXCEPT

Nominees:

01. Michael F. Curran	02. James Edward Jones	☐	☐	☐
03. Alfred J. Moran	04. Dan C. Tutcher

To withhold authority to vote for any individual nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.